UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – August 20, 2018

Farmers Capital Bank Corporation

(Exact name of registrant as specified in its charter)

Kentucky	0-14412	61-1017851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 202 West Main St. Frankfort, KY		40601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 227-1668

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective at 5:00 pm eastern time on August 20, 2018 (the “Effective Time”), Farmers Capital Bank Corporation (“Farmers”) was merged with and into WesBanco, Inc. (“WesBanco”), with WesBanco surviving (the “Merger”), as provided in the Agreement and Plan of Merger, dated as of April 19, 2018 (the “Merger Agreement”), by and between WesBanco, Wesbanco Bank, Inc. (“WesBanco Bank”), Farmers and United Bank & Capital Trust Company. In connection with the Merger, Farmers’ bank subsidiary United Bank & Capital Trust Company was merged with and into WesBanco Bank, with WesBanco Bank surviving.

Under the terms of the Merger Agreement, WesBanco is exchanging a combination of shares of its common stock and cash for all of the issued and outstanding shares of common stock of Farmers. Shareholders of Farmers common stock are entitled to receive 1.053 shares of WesBanco common stock, plus cash in the amount of $5.00, for each share of Farmers common stock exchanged (the “Merger Consideration”).

Additional information and details of the Merger and the Merger Agreement were previously disclosed in the proxy statement filed by Farmers with the Securities and Exchange Commission (the “SEC”) on June 15, 2018 (the “Proxy Statement”). Any description of the Merger Agreement is qualified in its entirety by reference to the complete copy of the Merger Agreement, which is included as Annex A in the Proxy Statement and as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading of Farmers common stock on The NASDAQ Global Select Market (“NASDAQ”) will be suspended prior to the market open on August 21, 2018. Farmers also requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of Farmers common stock from NASDAQ and the deregistration of Farmers common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Farmers intends to file with the SEC a certification on Form 15 requesting the termination of registration of Farmers common stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to the Rights of Security Holders.

As a result of the Merger, each holder of Farmers common stock no longer has any rights as a stockholder of Farmers other than the right to receive the Merger Consideration as set forth in the Merger Agreement.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

At the Effective Time, Farmers was merged with and into WesBanco pursuant to the Merger Agreement, with WesBanco as the surviving entity. One member of Farmers’ Board of Directors, Michael J. Crawford, was appointed to the Boards of Directors of WesBanco and WesBanco Bank, effective upon completion of the Merger, as provided in the Merger Agreement.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, Farmers’ directors and executive officers ceased serving in such capacities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the Merger, at the Effective Time, Farmers ceased to exist and WesBanco continued as the surviving corporation. The Restated Articles of Incorporation of WesBanco, as amended, and the Amended and Restated Bylaws of WesBanco in effect at the Effective Time remained the Restated Articles of Incorporation of WesBanco, as amended, and the Amended and Restated Bylaws of WesBanco as the surviving corporation in the Merger.

Copies of the Restated Articles of Incorporation of WesBanco, Inc., Articles of Amendment to the Articles of Incorporation of WesBanco, Inc., dated April 21, 1998, Bylaws of WesBanco, Inc. (As Amended and Restated February 24, 2011) and Articles of Amendment to the Articles of Incorporation of WesBanco, Inc., dated April 24, 2015, are included as Exhibits 3.1, 3.2, 3.3 and 3.4 hereto, respectively, each of which is incorporated by reference herein. The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as part of this Report:

2.1

Agreement and Plan of Merger dated April 19, 2018 by and between Wesbanco, Inc., Wesbanco Bank, Inc., Farmers Capital Bank Corporation and United Bank & Capital Trust Company.* (attached as Exhibit 2.1 to Farmers Capital Bank Corporation’s Current Report on Form 8-K filed on April 20, 2018, and incorporated herein by reference (File No. 000-14412))

3.1

Restated Articles of Incorporation of WesBanco, Inc. (attached as Exhibit 3.1 to WesBanco, Inc.’s Registration Statement on Form S-4 filed on May 16, 1996, and incorporated herein by reference (File No. 333-03905))

3.2

Articles of Amendment to the Articles of Incorporation of WesBanco, Inc., dated April 21, 1998 (attached as Exhibit 3 to WesBanco, Inc.’s Quarterly Report on Form 10-Q filed on May 15, 1998, and incorporated herein by reference (File No. 000-08467))

3.3

Bylaws of WesBanco, Inc. (As Amended and Restated February 24, 2011) (attached as Exhibit 3.1 to WesBanco, Inc.’s Current Report on Form 8-K filed on February 25, 2011, and incorporated herein by reference (File No. 000-08467))

3.4

Articles of Amendment to the Articles of Incorporation of WesBanco, Inc., dated April 24, 2015 (attached as Exhibit 3.1 to WesBanco, Inc.’s Quarterly Report on Form 10-Q filed on July 30, 2015, and incorporated herein by reference (File No. 000-08467))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers Capital Bank Corporation

8-20-2018	/s/ Mark A. Hampton
Date	Mark A. Hampton
Executive Vice President, Secretary and Chief Financial Officer